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                                                                    EXHIBIT 99.4


                                VOTING AGREEMENT

         VOTING AGREEMENT dated as of November 1, 2000, by and between American Industrial Properties REIT (the "Company"), a Texas real estate investment trust, Value Enhancement Fund IV, L.P., a Georgia limited partnership ("VEFIV") and LaSalle Investment Management, (Securities), L.P., on behalf of certain of its clients listed on Schedule I with respect to shares of the Company over which it (or its assignees) exercises investment discretion ("Shareholder").

         WHEREAS, Shareholder is the beneficial owner of the shares of common stock $0.10 par value (the "Common Stock") of the Company listed on Schedule I;

         WHEREAS, the Company and certain of its affiliates and VEFIV have entered into an Agreement of Purchase and Sale (the "Purchase Agreement") dated as of the date hereof, which provides for, among other things, the acquisition by VEFIV and its assignees of a portfolio of assets from the Company; any terms used but not defined herein which are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement;

         WHEREAS, Shareholder hereby agrees to vote all of the shares of Common Stock beneficially owned by Shareholder as of the date hereof and any shares of Common Stock acquired by Shareholder after the date hereof (the "Shares") as provided in this Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. Agreement to Vote. At such time as the Company conducts a meeting of, solicits written consents from or otherwise seeks a vote of its shareholders for the purpose of approving the transactions contemplated by the Purchase Agreement, Shareholder agrees to vote all of the Shares in favor of the transactions contemplated by the Purchase Agreement, and all other actions necessary or desirable for the consummation of the transactions contemplated by the Purchase Agreement, except to the extent that Shareholder determines in its good faith judgment, after consultation with its legal counsel, that it is prudent to vote otherwise in the exercise of its fiduciary obligations. If the Company or any other person conducts a meeting of, solicits written consents from or otherwise seeks a vote of the Company's shareholders with respect to any transaction or any other matter which may contradict any provision of this Agreement or the Purchase Agreement or may make it more difficult or less desirable for the Company to consummate the transactions contemplated by the Purchase Agreement, then Shareholder further agrees to vote the Shares in the manner most favorable to consummation of the transactions contemplated by the Purchase Agreement, except to the extent that Shareholder determines in its good faith judgment, after consultation with its legal counsel, that it is prudent to vote otherwise in the exercise of its fiduciary obligations. Shareholder will retain at all times the right to vote the Shares in Shareholder's sole discretion, on all matters other than those set forth in this Section 1 which are at any time or from time to time presented for a vote to the Company's shareholders generally. Notwithstanding the foregoing, Shareholder is entitled to vote the Shares


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other than as set forth in the first two sentences of this Section if the
Company determines to terminate the Purchase Agreement in accordance with clause
(ii) of Section 7.5 thereof.

         2. Representations, Warranties and Covenants of Shareholder. Shareholder represents and warrants to, and agrees with, the Company and VEFIV that:

                  (a) Shareholder has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Shareholder and constitutes a valid and legally binding obligation of Shareholder enforceable in accordance with its terms;

                  (b) Shareholder is not subject to or obligated under any provisions of (i) any contract, (ii) any license, franchise or permit or (iii) any law, regulation, order, judgment or decree that would be breached or violated by the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby;

                  (c) no authorization, consent or approval of, or any filing with, any public body or authority is necessary for the execution and delivery of this Agreement and consummation by Shareholder of the transactions contemplated by this Agreement; and

                  (d) on the date hereof it has the unrestricted power to vote the Shares.

         3. Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all the parties hereto. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of all the other parties hereto.

         4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

         5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflict of laws principles thereof.

         6. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and permitted assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties of this Agreement, or their respective heirs, personal representatives, successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect to this Agreement or any provision contained herein.

         7. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.


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         8. Termination. This Agreement shall terminate on the earlier to occur of (i) the Closing Date (as defined in the Purchase Agreement) and (ii) the date upon which the Purchase Agreement is terminated.

         9. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         10. Further Assurances. Shareholder will, upon the request of the Company, execute and deliver such documents and take such action deemed by the Company to be necessary or desirable to effectuate the purposes of this Agreement.

         11. Remedies. Shareholder agrees that, for any violation of this Agreement, the Company and VEFIV each shall have the option, in addition to any remedies available at law, of seeking equitable relief in any court of competent jurisdiction to require that Shareholder comply with the terms of this Agreement.





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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                        AMERICAN INDUSTRIAL
                                        PROPERTIES REIT


                                        By: /s/ Charles W. Wolcott
                                            -------------------------
                                            Name:  Charles W. Wolcott
                                            Title: President & CEO


                                        VALUE ENHANCEMENT FUND IV, L.P.

                                        BY: VEF IV GP, INC., ITS GENERAL
                                                PARTNER



                                            By: /s/ B. Stanton Breon
                                                --------------------------
                                                Name:  B. Stanton Breon
                                                Title: Vice President


                                        LASALLE INVESTMENT MANAGEMENT
                                        (SECURITIES), L.P.


                                        By:/s/ Stanley J. Kraska, Jr.
                                           --------------------------
                                           Name:  Stanley J. Kraska, Jr.
                                           Title: Managing Director



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                                   SCHEDULE I


                   Ownership of Shares of Beneficial Interest

            Owned Beneficially (including Options to Purchase Shares)


NAME                                                     TRUST COMMON SHARES
----                                                     -------------------
LaSalle Investment Management (Securities), L.P.                962,724




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